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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               December 15, 1994



                       ASSOCIATED NATURAL GAS CORPORATION
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             (Exact name of registrant as specified in its charter)



   Delaware                     1-10381                         84-1006841
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(State or other              (Commission File                (IRS Employer
jurisdiction of              Number)                         Identification No.)
incorporation)



         370 17th Street, Suite 900, Denver, CO                 80202
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            (Address of principal executive offices)       (zip code)


                         Registrant's telephone number,
                       including area code:(303) 595-3331
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         ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                 On December 15, 1994, Associated Natural Gas Corporation ("ANGC") merged with Panhandle Acquisition Two, Inc., a Delaware corporation that is a wholly-owned subsidiary of Panhandle Eastern Corporation ("Panhandle"), pursuant to an Agreement and Plan of Merger dated as of October 9, 1994, as amended by Amendment to Agreement and Plan of Merger dated as of November 28, 1994. As a result of the merger, ANGC became a wholly-owned subsidiary of Panhandle, and each share of ANGC common stock, par value $.05 per share, was converted into the right to receive 1.875 shares of common stock, par value $.05 par share, of Panhandle.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSOCIATED NATURAL GAS
                                        CORPORATION

Date: December 15, 1994

                                        By:  /s/ Donald H. Anderson
                                            Name:      Donald H. Anderson
                                            Title:     President, Chief
                                                       Executive Officer